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                                                                                                                EXHIBIT 99(a)(ii)

                                                                                                                    PLEASE MARK
                                                                                                               /X/   YOUR VOTES
                                                                                                                     AS IN THE
                                                                                                                      EXAMPLE


                                                    ---------  ----------------
                                                      COMMON       D.R.S

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

                                                                                                         FOR    AGAINST   ABSTAIN
1. Proposal to approve and adopt the Agreement and Plan of Merger, by and between                        / /      / /       / /
   Shawmut National Corporation and Fleet Financial Group, Inc., and the
   consummation of the transactions contemplated thereby.
- ----------------------------------------------------------------------------------------------------------------------------------
2. Election of Directors. FOR listed nominees:                                                           FOR    AGAINST   ABSTAIN
   Alvord, Brown, Collins, Colloredo-Mansfeld,                                      3. Appointment of    / /      / /       / /
   Fox, Matura, Overstrom, Rice, Segall, Thier,     FOR    WITHHELD                    independent
   Tregurtha and Wilde.                             /  /     /  /                      accountants

For all nominees listed except:         WITHHELD for listed nominees

- -----------------------------------     ------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 AND 3 in the discretion of the named proxies, and upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. By executing this proxy, the undersigned hereby revokes all prior proxies.




Signature(s) ___________________________________________________________________________________        Date ___________________

Please sign your name as it appears on this proxy. All joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.
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
                         SHAWMUT NATIONAL CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

               600 Atlantic Avenue, Boston, Massachusetts 02106
                           June 21, 1995 at 10 A.M.


The undersigned hereby appoints Lois D. Rice and Wilson Wilde proxies, with full power of substitution to each, to represent and vote all stock that the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of Shawmut National Corporation, or any adjournments or postponements thereof, upon any and all matters which may properly be brought before such meeting.

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS,
      JUST SIGN AND DATE ON THE REVERSE SIDE; NO BOXES NEED BE CHECKED.

                PLEASE SIGN, DATE AND RETURN TO CHEMICAL BANK
                  P.O. BOX 24036, NEW YORK, N.Y. 10242-4036.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 and 3 in the discretion of the named proxies, and upon such other matters as may properly come before the meeting or any adjournment thereof. By executing this proxy, the undersigned hereby revokes all prior proxies.


1. Proposal to approve and adopt the Agreement and Plan of Merger, by and between Shawmut National Corporation and Fleet Financial Group, Inc., and the consummation of the transactions contemplated thereby.

                FOR             AGAINST         ABSTAIN
                / /               / /             / /

2.   Election of directors.                     For listed nominees except:     WITHHELD for listed nominees
     FOR listed nominees: Alvord,
     Brown, Collins, Colloredo-Mansfeld,
     Fox, Matura, Overstrom, Rice,
     Segall, Thier, Tregurtha and Wilde.

                / /                                     _________________                / /

3.   Appointment of independent accountants.

                FOR             AGAINST         ABSTAIN
                / /               / /             / /


                                                                _______________________________________
                                                                               Signature

                                                                _______________________________________
                                                                                  Date

                                                                Please sign your name as it appears on
                                                                this proxy. All joint owners should sign.
                                                                Persons signing as executors, administrators,
                                                                trustees, etc. should so indicate.

                                                                THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE
                                                                IT IS VOTED.

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
                         SHAWMUT NATIONAL CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

               600 Atlantic Avenue, Boston, Massachusetts 02106
                           June 21, 1995 at 10 A.M.


The undersigned hereby appoints Lois D. Rice and Wilson Wilde proxies, with full power of substitution to each, to represent and vote all stock that the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of Shawmut National Corporation, or any adjournments or postponements thereof, upon any and all matters which may properly be brought before such meeting.

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS,
      JUST SIGN AND DATE ON THE REVERSE SIDE; NO BOXES NEED BE CHECKED.

     PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                                                                    PLEASE MARK
                                                                                                               /X/   YOUR VOTES
                                                                                                                     AS IN THE
                                                                                                                      EXAMPLE


                                 ----------
                                   THRIFT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

                                                                                                         FOR    AGAINST   ABSTAIN
1. Proposal to approve and adopt the Agreement and Plan of Merger, by and between                        / /      / /       / /
   Shawmut National Corporation and Fleet Financial Group, Inc., and the
   consummation of the transactions contemplated thereby.
- ----------------------------------------------------------------------------------------------------------------------------------
2. Election of Directors. FOR listed nominees:                                                           FOR    AGAINST   ABSTAIN
   Alvord, Brown, Collins, Colloredo-Mansfeld,                                      3. Appointment of    / /      / /       / /
   Fox, Matura, Overstrom, Rice, Segall, Thier,    FOR    WITHHELD                     independent
   Tregurtha and Wilde.                            /  /     /  /                       accountants

For all nominees listed except:         WITHHELD for listed nominees

- -----------------------------------     ------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 AND 3




Signature(s) ___________________________________________________________________________________        Date ___________________

Please sign your name as it appears on your account
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
                         SHAWMUT NATIONAL CORPORATION

                            EMPLOYEES' THRIFT PLAN


The undersigned hereby instructs Chemical Bank, the proxy tally agent, to vote, in person or by proxy, all stock in the undersigned's account in the Plan at the Annual Meeting of Stockholders of Shawmut National Corporation to be held on June 21, 1995, or any adjournments or postponements thereof.


     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS,
      JUST SIGN AND DATE ON THE REVERSE SIDE; NO BOXES NEED BE CHECKED.

                PLEASE SIGN, DATE AND RETURN TO PROXY TALLY AGENT:
                             CHEMICAL BANK
                             P.O. BOX 24036, NEW YORK, N.Y. 10242-4036